UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(801) 438-1036

codiagnostics.com

2018 PROXY STATEMENT AND

NOTICE OF ANNUAL MEETING

December 27, 2018	10:00 A.M. (Mountain)

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive

Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 27, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Co-Diagnostics, Inc. (the “Company”) will be held at the Company’s offices, located at 2401 S. Foothill Drive Suite D Salt Lake City, Utah 84109 on December 27, 2018 at 10:00 A.M. Mountain Time, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

1.	To elect the five director nominees named in the accompanying proxy statement to serve until the 2019 annual meeting of stockholders and until successors are duly elected or until the earliest of their removal or resignation;

2.	To approve the Form of Articles of Amendment to the Articles of Incorporation to authorize 5,000,000 shares of preferred stock;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To select in a non-binding advisory vote the frequency of future advisory votes to approve the compensation of the Company’s named executive officers;

5.	To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those stockholders of record as of the close of business on December 6, 2018, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

Your vote is important to us and to our business. Whether or not you plan to participate in the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS,

Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah

December 6, 2018

PROXY SUMMARY

This summary highlights certain information contained elsewhere in the accompanying proxy statement, but does not contain all of the information you should consider before voting your shares. For more complete information regarding the proposals to be voted upon at the Annual Meeting of Stockholders and our fiscal year 2018 performance, please review the entire proxy statement and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2017. Unless the context indicates otherwise, we use the terms “Co-Diagnostics” and “our” in this summary to refer to Co-Diagnostics, Inc.

Annual Meeting

Date:	December 27, 2018
Time:	10:00 A.M. (Mountain Time)
Location:	2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109
Record Date:	Holders of our common stock at the close of business on December 6, 2018

Voting Matters

Proposals		Required Approval	Board of Directors Recommendation	Page Reference
1.	Election of directors	Plurality of Votes Present	FOR each nominee	6
2.	Approval of the Form of Articles of Amendment to Articles of Incorporation to authorize 5,000,000 shares of preferred stock	Majority of Votes Cast	FOR	17
3.	Advisory vote to approve executive compensation	Majority of Votes Cast	FOR	18
4.	Advisory vote on the frequency of future advisory votes to approve executive compensation	Majority of Votes Cast	EVERY THREE YEARS	19
5.	Ratification of auditors	Majority of Votes Cast	FOR	20

Director Nominees (see page 7)

The following table contains information about the six candidates who have been nominated for election to the Board of Directors of Co-Diagnostics. Each nominee is currently a director of Co-Diagnostics.

		Director	Principal	Financial	Committee Memberships
Name	Age	Since	Occupation	Expert	Audit	Compensation	Nominating
Dwight H. Egan	63	2013*	Chief Executive Officer of Co–Diagnostics, Inc.	—	—	—	—
Brent Satterfield	41	2013	Chief Science Officer of Co–Diagnostics, Inc.	—	—	—	—
Edward Borkowski	59	2017	Executive Vice President and CFO of Concordia International		C	M	M
Frank J. Kiesner	73	2017	Chairman and Chief Executive Officer of OvaGene Oncology, Inc.	—	M		M
Richard S. Serbin	73	2017	Consultant		M	C	C

M Member C Chairperson Financial Expert

* Messrs. Egan and Satterfield served on the board of directors of Co-Diagnostics, Inc. from 2013 to 2017 before it became a publicly-traded company.

2401 S. Foothill Drive

Suite D

Salt Lake City, Utah 84109

(801) 438-1036

www.codiagnostics.com

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) beginning on December 12, 2018 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 27, 2018 at 10:00 A.M. (Mountain Time) and at any postponement or adjournment thereof. The Annual Meeting will be a completely “virtual meeting” of stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the Annual Meeting?

The following matters will be presented for stockholder consideration and voting at the Annual Meeting:

●	the election of directors;

●	approval of the Form of Articles of Amendment to Articles of Incorporation to authorize 5,000,000 of preferred stock;

●	an advisory vote on the compensation of our named executive officers;

●	an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers;

●	the ratification of Haynie & Company as our independent registered public accounting firm for the year ending December 31, 2018; and

●	such other business as may properly come before the meeting or any adjournment thereof.

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Who is entitled to vote?

Only our stockholders of record at the close of business on the record date for the meeting, December 6, 2018, are entitled to vote at the Annual Meeting. As of December 6, 2018, we had 12,914,383 shares of common stock issued and outstanding.

How many votes do I have?

Each share of our common stock that you own as of December 6, 2018 entitles you to one vote.

Can I access the proxy materials electronically?

Yes. This Proxy Statement are available online at www.codiagnostics.com and on the SEC website.

How can I attend the Annual Meeting?

Stockholders may attend the Annual Meeting in-person at the Company’s corporate offices, located at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. While all stockholders will be permitted to attend the Annual Meeting, only stockholders of record and beneficial owners as of the close of business on the record date, December 6, 2018, may vote and ask questions during the Annual Meeting. Stockholders must return a proxy by one of the methods described on the proxy card or attend the Annual Meeting in person in order to vote on the proposals.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Annual Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Annual Meeting and a printed set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Annual Meeting and the voting instruction form you received.

How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

●	Online by visiting http://www.vstocktransfer.com/proxy;

●	By mailing your proxy card with the return envelope that will be addressed to 18 Lafayette Place, Woodmere, NY 11598;

●	By fax to (646) 536-3179; and

●	By e-mail to vote@vstocktransfer.com.

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Please note that Internet, fax and e-mail proxy voting will close at 8:00 A.M. (Mountain Time) on December 27, 2018. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a broker, bank, or other nominee (that is, your shares are held in “street name”), you should receive separate instructions from the record holder of your shares describing how to vote.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not join and vote at the Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered ‘‘routine’’ or ‘‘non-routine’’?

The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 5) is considered a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this routine matter, and no broker non-votes are expected in connection with this proposal.

The approval of the election of directors (Proposal No. 1), the approval to authorize 5,000,000 shares of preferred stock (Proposal No. 2), the approval of the compensation of our named executive officers (Proposal No. 3), and the frequency of future advisory votes on named executive officer compensation (Proposal No. 4) are considered “non-routine” matters. Accordingly, a broker may not vote on these proposals without instructions from its customer and broker non-votes may occur with respect to these proposals.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Annual Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. Stockholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, virtually or by proxy, for each share of stock entitled to vote held by such stockholder on the record date December 6, 2018. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote:

●	“FOR” election of the directors named in this proxy statement as described in Proposal 1;

●	“FOR” approval of the Form of Articles of Amendment to Articles of Incorporation to authorize 5,000,000 of preferred stock as described in Proposal 2;

●	“FOR” approval of the resolution regarding compensation of our named executive officers (Proposal No. 3);

●	“EVERY THREE YEARS” with respect to the frequency of future advisory votes on named executive officer compensation (Proposal No. 4); and

●	“FOR” the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 5).

What vote is required to approve each Proposal?

All proposals require the affirmative vote of a majority of votes cast. You may vote for, against or abstain from voting for these proposals. Proposals No. 3 and No. 4, however, are merely advisory and are not binding on the Company or the Board. Despite the fact that Proposals No. 3 and No. 4 are not binding, the Board will take the voting results of the proposals under advisement when making future decisions regarding the Company’s executive compensation program and the frequency of future advisory votes on named executive officer compensation.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting, but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

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Who is Co-Diagnostics?

Co-Diagnostics, Inc. (“we,” “our,” the “Company” or “CDI”), a Utah corporation headquartered in Salt Lake City, Utah, is a molecular diagnostics company formed in April 2013 that develops, manufactures and markets a new, state-of-the-art diagnostics technology.

Our technology is utilized for tests that are designed to identify infectious disease and other conditions using the detection and/or analysis of nucleic acid molecules (DNA or RNA). We also use our proprietary technology to design specific tests to locate genetic markers for use in industries other than infectious disease and license the use of those tests to specific customers. One of those other industries is the AgBio industry as discussed below.

On October 30, 2018, we announced the entry into an Exclusive License Agreement with LGC, Biosearch Technologies, a global leader in the design, development, and manufacture of sophisticated, custom oligonucleotide-based tools and associated reagents for applied markets, relating to the use of our CoPrimer™ technology for both research and commercial applications in the AgBio industry. The license was the culmination of a research project with one of the licensee’s customers that was active over the past year verifying the effectiveness of the CoPrimer tests and test design.

CDI’s diagnostics systems are designed to enable very rapid, low-cost, sophisticated molecular testing for organisms and genetic diseases by greatly automating historically complex procedures in both the development and administration of tests. CDI’s newest technical advance involves a novel approach to Polymerase Chain Reaction (“PCR”) primer design that eliminates one of the key vexing issues of PCR amplification, the exponential growth of primer-dimer pairs which adversely interferes with identification of the target DNA. In addition, CDI scientists have enhanced the understanding of the mathematics of DNA test design, so as to “engineer” a DNA test and automate algorithms to screen millions of possible designs to optimize DNA test design. CDI’s proprietary platform of Co-Dx™ technologies integrates and streamlines these steps as it analyzes biological samples.

Co-Diagnostics’ portfolio of molecular diagnostics development products and tests represents a new advancement in the understanding of the molecular interactions of DNA. The Company uses highly specialized, proprietary cooperative-theory mathematics that may lead to a revolutionary leap forward in the detection of infectious diseases, genetic disorders and other conditions. CoDx™ tests are a fraction of the cost of other DNA-based tests, designed for a new generation of affordable, mobile point-of-care diagnostic devices and compatible with many other devices, creating opportunities for state-of-the-art diagnostics available anywhere in the world, including developing countries.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The number of directors that serve on the Board of Directors is currently set at six and may be fixed from time to time by the Board in the manner provided in our bylaws. In accordance with our bylaws, directors are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier removal, resignation or death.

Director Nominees

Name	Age	Director Since	Position
Dwight H. Egan	63	2013	Chief Executive Officer, President and Chairman of the Board
Brent Satterfield	41	2013	Chief Science Officer and Director
Edward J. Borkowski	59	2017	Director
Frank J. Kiesner	73	2017	Director
Richard S. Serbin	73	2017	Director

Vote Required

Pursuant to our bylaws, directors are elected by a plurality of the votes present at a meeting at which a quorum is present. The six nominees receiving the greatest number of votes will be elected.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of each of the nominees to the Board of Directors. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected. Ages of the nominees are reflected as of November 30, 2018. Proxies cannot be voted for a greater number of persons than the nominees named herein.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE FOREGOING NOMINEES.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” EACH OF THE FOREGOING NOMINEES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Set forth below is biographical information for each director nominee listed above, including a brief listing of principal occupations for at least the past five years and other major affiliations. The following descriptions also outline the specific experience, qualifications, attributes and skills that qualify each person to serve on the Board of Directors.

Dwight H. Egan has been an officer and director since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in directing a public company and working with capital markets gives him valuable experience in advising the board on matters of finance and operations.

Brent Satterfield has been our chief science officer and director since April 2013. Dr. Satterfield has been employed by the Company from January 31, 2015 to the present. Prior to that he was the sole shareholder and owner of DNA Logix, Inc. from January 2013 to January 31, 2015, and in DNA Logix he developed and patented the technology now owned by the Company. He founded Co-Diagnostics in April 2013 and is the first in his field to use engineering mathematics to design new DNA testing technology. From 2006 to 2008, he was employed by Arcxis Biotechnologies where he developed new diagnostic platforms for groups such as the Department of Homeland Security, the National Biodefense Analysis and Countermeasures Center, the United States Army Medical Research Institute of Infectious Disease, Sandia National Laboratories, the California Department of Public Health and numerous others. Under fellowship from the Department of Homeland Security, he received his Ph.D. in 2007 in Bioengineering with an emphasis in entrepreneurship and intellectual property law from Arizona State University in a dual-enrollment program with UC Berkeley. Dr. Satterfield’s experience with the science underlying all of the Company’s products and technology gives him valuable experience in advising the board on the status of the products and our positioning in the diagnostic testing industry.

Edward Borkowski joined our Board of Directors in May 2017. Since August 2016, Mr. Borkowski has served as the Executive Vice President and CFO of Concordia International. Mr. Borkowski is a healthcare executive who previously was the acting CFO of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral controlled release products, from 2013 to 2016. In addition, Mr. Borkowski previously held the position of CFO with Convatec, a global medical device company focused on wound care and ostomy, from 2012 to 2013, and Carefusion, a global medical device company for which he helped lead its spin-out from Cardinal Health into an independent public company. Mr. Borkowski was also previously CFO and Executive Vice President of Mylan N.V. Mr. Borkowski also held senior financial positions at Pharmacia and American Home Products (Wyeth). He started his career with Arthur Andersen & Co. after graduating from Rutgers University with an MBA in accounting. Mr. Borkowski also graduated from Allegheny College with a degree in Economics and Political Science. He is a Trustee and an Executive Committee member of Allegheny College. Mr. Borkowski is also the Chairman of the Board of Directors of AzurRx Biopharma, Inc., a company listed on the Nasdaq Capital Market. We believe that Mr. Borkowski’s industry specific extensive management experience provides him with a broad and deep understanding of our business and our competitors’ efforts, which makes him a qualified member of our board. Additionally, his expertise in the accounting and financial matters will be critical to our Board of Directors and audit committee.

Frank J. Kiesner joined our Board of Directors in May 2017 and is the founder of several companies in the medical diagnostic field. Mr. Kiesner is the Chairman and Chief Executive Officer of OvaGene Oncology, Inc., a molecular diagnostics company which he founded in 2008. OvaGene Oncology, Inc. provides gene-based assays to assist physicians/gynecologic oncologists in the diagnosis, radiation and chemotherapy, prognosis, and therapy selection of gynecologic cancers in women. Mr. Kiesner served as Chairman, President and CEO of Oncotech Inc. for 17 years until its acquisition by Exiqon in 2008. Oncotech became the leading company in the USA and Europe in the field of individualizing cancer treatment and drug selection. Mr. Kiesner was previously a partner at Northstar Ventures, General Counsel and Treasurer of public-company ADC Telecommunications, and President of ADC Corporation’s Magnetic Division. He served on multiple committees and boards for the American Laboratory Association and has extensive experience in the regional, federal and congressional workings of health care reimbursement. Working with Congressman Bill Thomas, Chairman of the Congress’s Ways and Means Sub-Committee on Health, Mr. Kiesner was the leading force behind the passage of the “Patients Benefit Improvement Act Of 1999” which rewrote the new technology approval and patient- provider appellate process for the Medicare and other federal Statutory Programs. Mr. Kiesner obtained his J.D. from the University of Minnesota School of Law. Mr. Kiesner’s experience running diagnostic companies, especially companies in the molecular diagnostic field, will be invaluable to the Board of Directors and our company.

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Richard S. Serbin, who joined our Board of Directors in May 2017, currently serves as a consultant to many companies in the healthcare industry. He was the President of Corporate Development and In-House Legal Counsel at Life Science Institute, LLC, from June 1, 2013 to July 15, 2014. Mr. Serbin is a global strategy advisor, pharmacist and entrepreneur with credentials both in pharmacy and law, complemented by more than 40 years of service as an FDA regulatory attorney and patent attorney in the healthcare industry. He was appointed to the Advisory Board of Cure Pharmaceutical in January 2017 and has been a Member of Advisory Board at Prime Access, Inc. since September 2015. Mr. Serbin has been a Director at Rapid Nutrition Plc since November 18, 2014. He served as Director at Viropro Inc. from May 2013 to June 2014. He was Head of Business Advisory Board at Mazal Plant Pharmaceuticals Inc. from October 2006 to September 2007 and also served as its Member of Business Advisory Board. He served as Chief Executive Officer of Optigenex Inc. from July 2002 to September 15, 2005 and a director from July 2004 to September 2005. From January 1999 until July 2002 Mr. Serbin served as a consultant to various pharmaceutical companies. He served as the President of Bradley Pharmaceuticals. He served as Vice President of Corporate Development at Ortho Pharmaceuticals, a Johnson & Johnson subsidiary, and practiced Patent and FDA law at Revlon Johnson & Johnson and Schering-Plough. He served as Patent Attorney for Schering Plough Corporation and Chief FDA Counsel for Revlon Corporation and Johnson and Johnson Corporation. Subsequently, he worked at Revlon Corporation, as its Chief Food, Drug and Cosmetic Counsel. He founded Radius Scientific Corporation. He was J&J’s Vice President of Corporate Development, and later led a successful public offering venture based on technology developed at Stanford Medical School. Mr. Serbin spent a large portion of his career focusing on international markets and clients. While at J&J, Mr. Serbin served on the Board of Directors of 16 US and international subsidiary companies, including Ethicon, Ortho, J&J Consumer Products, Pittman-Moore, Mc Neil, and J&J Development Corporation. He worked on multiple international acquisitions and strategic relationships, and sat on the Board of Directors of several of its international subsidiaries, including those in India, Hong Kong, Japan, Taiwan, Germany, and England. Mr. Serbin has a B.S. and a B. Pharmacy from Rutgers University and Rutgers University College of Pharmacy, a J.D. degree from Seton Hall Law School and a Masters Degree in Trade Regulations and Law from NYU Law School. Mr. Serbin’s experience in business, law and medicine and knowledge gained as an advisor to the healthcare industry will be critical to our Board of Directors as it commercializes its products.

Our directors generally serve until the next annual or special meeting of shareholders held for the purpose of electing directors. Our officers generally serve at the discretion of the Board of Directors. Messrs. Egan and Satterfield are employees. Mr. Egan serves as our president and chief executive officer and Mr. Satterfield serves as our Chief Science Officer.

Director Independence

After reviewing all relevant relationships and considering NASDAQ’s requirements for independence, the Board of Directors concluded that Messrs. Borkowski, Kiesner and Serbin are independent under the SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and in accordance with Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ. No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. In making its independence determination, the Board considered all relevant transactions, relationships, or arrangements, including those disclosed in this Proxy Statement under the section titled “Transactions with Certain Related Persons.”

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

8

Board and Committee Matters

We maintain an audit committee of the board, a compensation committee of the board and a corporate governance and nominating committee of the board, each of which is discussed below. We have not established a nominating committee of the board.

We do not have a formal policy concerning shareholder recommendations of candidates for board of director membership. Our board views that such a formal policy is not necessary at the present time given the board’s willingness to consider candidates recommended by shareholders. Shareholders may recommend candidates by writing to our Secretary at our principal offices: 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, giving the candidate’s name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Shareholders who wish to nominate a director for election are generally advised to submit a shareholder proposal no later than December 31 for the next year’s annual meeting of shareholders.

Audit Committee and Financial Expert

Our audit committee currently is comprised of Messrs. Borkowski, Kiesner and Serbin with Mr. Borkowski serving as chairman of the audit committee. The functions of the audit committee include engaging an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures. The Board of Directors has adopted a written audit committee charter. A current copy of the audit committee charter is available to security holders on our website at www.codiagnostics.com. Our board has determined that both of our directors that are serving on the audit committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

Our Board of Directors has determined that Mr. Borkowski meets the requirements of an “audit committee financial expert” as defined in applicable SEC regulations.

Compensation Committee

Our compensation committee currently includes Messrs. Serbin and Borkowski with Mr. Serbin serving as chairman of the compensation committee. The functions of the compensation committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans. The Board of Directors has adopted a written compensation committee charter. A current copy of the compensation committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined that both of our directors serving on the compensation committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee currently includes Messrs. Kiesner, Borkowski and Serbin with Mr. Kiesner serving as chairman of the corporate governance and nominating committee. The functions of the corporate governance and nominating committee is identifying and recommending candidates to fill vacancies on the Board of Directors. Among its duties and responsibilities, the corporate governance and nominating committee periodically evaluates and assesses the performance of the officers and directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors and reviews the composition of each committee of the Board of Directors. A current copy of the corporate governance and nominating committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined all directors serving on the corporate governance and nominating committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

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Communication with the Board

We have not, to date, developed a formal process for shareholder communications with the board of directors. We believe our current informal process, in which any communication sent to the board of directors, either generally or in care of the chief executive officer, secretary or other corporate officer or director, is forwarded to all members of the board of directors, has served the board’s and the shareholders’ needs.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board. There are no family relationships among our directors and executive officers.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, during the year ended December 31, 2017, our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements.

Code of Ethics

We have adopted a code of ethics for our principal executive officer, principal financial officer, controller, or persons performing similar functions. A copy of the code of ethics is included on our website at www.codiagnostics.com.

Committees and Meetings of the Board of Directors of the Company

The Board of Directors meets on a quarterly basis but may have additional Annual Meetings. The Board held one meeting during the year ended December 31, 2017. For the year ended December 31, 2017, all of our current directors attended at least 75% of the total number of board meetings or committee meetings on which they served during their period of service.

The Board of Directors has established an audit committee (the “Audit Committee”), the Compensation Committee and the Corporate Governance and Nominating (“Nominating”) Committee.

	Financial	Committee Memberships
Name	Expert	Audit	Compensation	Nominating
Dwight H. Egan	—	—	—	—
Brent Satterfield	—	—	—	—
Edward Borkowski		C	M	M
Frank J. Kiesner	—	M		M
Richard S. Serbin		M	C	C

M Member C Chairperson Financial Expert

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Each of the committees has adopted a written charter, all of which are available in the Investor Relations section of our website at www.codiagnostics.com.

Audit Committee. The duties and responsibilities of the Audit Committee are set forth in the charter of the Audit Committee adopted by the Board. The Audit Committee generally assists the Board in its oversight of the relationship with our independent registered public accounting firm, financial statement and disclosure matters, the internal audit function, and our compliance with legal and regulatory requirements. In accordance with its charter, the Audit Committee meets as often as it determines necessary, and at least four times each year.

Management has the primary responsibility for our financial statements and the reporting process, and our independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee also monitors our financial reporting process and internal control system, retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm, directly consults with our independent registered public accounting firm, reviews and appraises the efforts of our independent registered public accounting firm, and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board. The Audit Committee has the authority to retain independent legal, accounting, and other advisors.

The Audit Committee currently consists of Messrs. Borkowski, Kiesner and Serbin with Mr. Borkowski serving as chairman of the audit committee. The Board has determined that each member of the Audit Committee qualifies as an independent director under the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards related to audit committees, and that each satisfies all other applicable standards for service on the Audit Committee. The Board has determined that Mr. Borkowski meets the requirements adopted by the SEC for qualification as an audit committee financial expert. The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Compensation Committee. The duties and responsibilities of the Compensation Committee are set forth in the charter of the Compensation Committee adopted by the Board. The Compensation Committee is generally responsible for discharging the Board’s responsibilities relating to the compensation of our executive officers and other compensation matters. The Compensation Committee annually reviews the compensation of the Chief Executive Officer, other executive officers, and other employees, reviews and administers executive and equity compensation plans, other compensation and benefits plans, including perquisites, and establishes stock ownership guidelines. The Compensation Committee is also responsible for developing a management succession plan and overseeing management evaluations. In accordance with its charter, the Compensation Committee meets as often as it determines necessary, and at least four times each year.

The Compensation Committee currently consists of Messrs. Serbin and Borkowski with Mr. Serbin serving as chairman of the compensation committee. The Board has determined that each member of the Compensation Committee qualifies as an independent director under the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards related to compensation committees, and that each satisfies all other applicable standards for service on the Compensation Committee.

Although the Compensation Committee does not delegate any of its authority for determining executive compensation, the Compensation Committee may engage compensation consultants, independent legal counsel or other advisers in connection with its responsibilities. Additionally, the Compensation Committee periodically reviews our compensation strategy and its effect on the achievement of the Company’s goals with the Chief Executive Officer. The Compensation Committee exercises complete discretion in making all compensation decisions regarding cash compensation and equity awards for all of our executive officers.

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Corporate Governance and Nominating Committee. The duties and responsibilities of the Nominating Committee are set forth in the charter of the Nominating Committee adopted by the Board. The Nominating Committee is responsible for identifying individuals qualified to serve on the Board and recommending individuals to be nominated by the Board for election by stockholders or appointed by the Board to fill vacancies. Among its duties and responsibilities, the Nominating Committee is responsible for shaping corporate governance, reviewing and assessing the Guidelines, recommending Board compensation, and overseeing the annual evaluation of the Board. The Nominating Committee has the authority to retain compensation or other consultants as well as search firms for director candidates. In accordance with its charter, the Nominating Committee meets as often as it determines necessary, and at least four times each year.

The Nominating Committee currently consists of Messrs. Kiesner, Borkowski and Serbin with Mr. Kiesner serving as chairman of the corporate governance and nominating committee. The Board has determined that each member of the Nominating Committee qualifies as an independent director under the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards and that each satisfies all other applicable standards for service on the Nominating Committee.

The process followed by the Nominating Committee to identify and evaluate candidates includes (i) requesting recommendations from the Board, the Chief Executive Officer, and other parties, (ii) meeting to evaluate biographical information and background material relating to potential candidates and their qualifications, and (iii) interviewing selected candidates. The Nominating Committee also considers recommendations for nomination to the Board submitted by stockholders. A stockholder who desires to recommend a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating Committee in writing with supporting material the stockholder considers appropriate. The Nominating Committee has the authority and ability to retain compensation or other consultants and search firms to identify or evaluate director candidates.

In evaluating the suitability of candidates to serve on the Board, including stockholder nominees, the Nominating Committee seeks candidates who are independent, as defined by the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards, and who meet certain selection criteria established by the Nominating Committee. The selection criteria include many factors, including a candidate’s general understanding of elements relevant to the success of a publicly traded company in the current business environment, understanding of our business, and educational and professional background. The Nominating Committee also considers a candidate’s judgment, competence, anticipated participation in Board activities, experience, geographic location and special talents or personal attributes. The guidelines provide that the composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity, and contacts relevant to our business. Moreover, with respect to incumbent directors, the Nominating Committee also considers past performance, including attendance at meetings and participation in and contributions to the activities of the Board, and the director’s ability to make contributions after any significant change in circumstances (including changes in employment or professional status).

Code of Ethics

We have a Code of Ethics as defined in Item 406 of Regulation S-K, which code applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. All directors, officers, and other employees are expected to be familiar with the Code of Ethics and to adhere to the principles and procedures set forth therein. The Code of Ethics forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. Our policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business.

Directors, officers, and other employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The full text of the Code of Ethics is available on our website. We intend to satisfy the disclosure requirements of Form 8-K regarding any amendment to, or a waiver from, any provision of our Code of Ethics by posting such amendment or waiver on our website.

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Corporate Governance Guidelines

The Guidelines are designed to help ensure effective corporate governance and cover topics including, but not limited to, board composition and selection, director qualification standards, retirement policy, director responsibilities, selection of the lead director, executive sessions of non-management directors, communications from stockholders to the Board, Board committees, director orientation and continuing education, director compensation, management succession, annual evaluations of the Board and its committees, and public interactions. The Guidelines are reviewed by the Nominating Committee and revised when appropriate. The full text of the Guidelines is available on our website.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill-level required by our members of the Board.

Our non-employee directors generally receive fees of $35,000 per year, paid quarterly, $10,000 per year for serving as chairman of any Board committee and $5,000 for serving as a member of other Board committees. In addition, each director receives an initial grant of stock options to purchase 20,455 shares (thereafter annual grants of 4,545 options or restricted stock units) of our common stock with an exercise price equal to the fair market value of the stock on the date of grant. The board approved and the non-employee directors accepted the 2017 compensation set forth in the director summary compensation table below. In addition, non-employee directors may be entitled to receive special awards of stock options from time to time as determined by the board. The chairman of the board and the chairman of each of the audit and compensation committees receive no additional fees for serving in such capacities. There is no additional compensation for meeting attendance. Directors who are employees of the Company receive no additional compensation for serving as directors. All stock options granted to outside directors are immediately exercisable and expire ten years from the date of grant. Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings.

Director Summary Compensation Table

The table below summarizes the compensation paid by us to our directors for the fiscal year ended December 31, 2017.

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($) (2)	Options/Awards ($)	Restricted Stock Units ($)	Total ($)
Dwight H. Egan (1)	$—	—	$—	$—
Dr. Brent Satterfield (1)	—	—	—	—
Frank Kiesner	$37,500	$32,491	—	$69,991
Richard Serbin	37,500	32,491	—	69,991
Edward J. Borkowski	37,500	32,491	—	69,991

(1)	Messrs. Egan and Satterfield receive no compensation for serving as a director, but are compensated in their capacity as Company President and Chief Science Officer, respectively.

(2)	Each of Messrs. Kiesner, Serbin, and Borkowski were granted a total of 20,455 incentive stock options with an estimated value of $32,491.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company currently knows of no person, other than Dr. Brent Satterfield, and Legends Capital Group, LLC and Reagents, LLC, who owns 10% or more of the Company’s common stock.

Based solely on its review of the copies of such forms furnished to Co-Diagnostics and written representations from certain reporting persons, Co-Diagnostics believes that all Section 16(a) filing requirements were met during our fiscal year ended December 31, 2017.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of December 6, 2018, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our Common Stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of the date of this Annual Report. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 12,914,383 shares of common stock plus, for each individual, any securities that individual has the right to acquire within 60 days of December 6, 2018.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner Officers and Directors	Title	Beneficially Owned	Percent of Class

Dwight H. Egan (1)	Chief Executive Officer, President and Chairman	50,000	*
Reed L. Benson (1)	Chief Financial Officer and Secretary	41,663	*
Dr. Brent Satterfield (1)	Chief Science Officer and Director	2,275,000	17.6%
Edward J. Borkowski	Director	36,250	*
Frank J. Kiesner	Director	36,250	*
Richard S. Serbin	Director	36,250	*

Officers and Directors as a Group (total of 6 persons)		2,475,413	19.2%

5% Stockholders
Legends Capital Group, LLC (2)		1,304,889	10.1%

Reagents, LLC (3)		1,954,613	15.1%

* less than 1%

(1)	The address is 2401 S. Foothill Drive, Salt Lake City, Utah 84109.
(2)	Legends Capital Group, LLC, with an address of 4049 S Highland Drive, Salt Lake City, UT 84124, is beneficially owned by Jason Briggs. Reed Benson, an officer of the Company, owns an 11% equity interest in Legends Capital Group, LLC.
(3)	Reagents, LLC, with an address of 8160 S. Highland Drive, Salt Lake City, UT 84093, is beneficially owned by Seth Egan.

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Transactions with Certain Related Persons

The Company acquired the exclusive rights to the Co-Primer technology pursuant to a license agreement dated April 2014, between us and DNA Logix, Inc., which was assigned to Dr. Satterfield prior to our acquisition of DNA Logix, Inc. Pursuant to the license the Company was to pay Dr. Satterfield minimum royalty payments of $30,000 per month until the Company receives an equity funding of at least $4,000,000, at which time the payments increase to $60,000 per month for the remainder of the year. The payment terms were orally modified to maintain the monthly royalties at $30,000 per month through December 2016. On March 1, 2017, the Company entered into an amendment effective January 1, 2017, to its Exclusive License Agreement for its Cooperative Primers (“License”) technology with Dr. Satterfield, a member of our Board of Directors. The amendment provides in part that all accrued royalties under the License cease as of January 1, 2017, and we began in January to pay $700,000 of accrued royalties at the rate of $10,000 per month. For the year ending December 31, 2017, the Company included $107,500 as an expense for this license agreement in research and development.

The Company financed operations partly through short term loans with related parties and through the deferral of payment to related parties for expenses incurred. At December 31, 2017, the Company accrued $480,000 in expenses for technology royalties payable to Dr. Satterfield. At December 31, 2016, the Company accrued $690,168 in expenses and had accounts payable of $75,000 for technology royalties, consulting fees, and interest on related party debts. In addition, the Company had notes outstanding from six related party entities totaling $837,177.

We paid consulting fees to two companies who are also significant shareholders. Legends Capital Group, LLC, one of the consultants, was paid a total of $75,000 in 2017 for expenses accrued in 2016. The other consultant, Reagents, LLC, was paid $46,385 in 2016.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee

Edward J. Borkowski

Frank J. Kiesner

Richard S. Serbin

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INFORMATION REGARDING THE EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is biographical information with respect to each current executive officer of the Company. In addition to the executive officer listed below, Messrs. Egan and Satterfield, who both serve as directors of the Company, are executive officers of the Company. Biographical information regarding Messrs. May and Mehring are available above under “Information Regarding the Board and its Committees.”

Reed L Benson has been Chief Financial Officer and Secretary from November 2014 to the present and a director from November 2014 to May 2017. Since September, 2008 to the present, in addition to the private practice of law, he is a founder and partner of Legends Capital Group, LLC, a privately held venture capital group that identifies investment opportunities in natural resources, bio tech and technology fields. From October 2004 to September 2008 he was employed as Chief Financial Officer, Secretary, and General Counsel and member of Board of Directors of Broadcast International, Inc., a publicly traded communications services company. From 2001 to October 2004, he was in the private practice of law where his practice focused on tax and business-related matters. From July 1995 to January 2001 he was secretary and general counsel for Data Broadcasting Corporation, a provider of market information to individual investors. Mr. Benson received his J.D. degree from the University of Utah School of Law in 1976 and a Bachelor of Science Degree in Accounting from the University of Utah in 1971. Mr. Benson became a Certified Public Accountant in 1974. Mr. Benson’s experience in finance, accounting and business consulting, together with his role as our CFO and prior public company directorship, provide Mr. Benson with expertise enabling critical input to our company.

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PROPOSAL NO. 2 – To approve the Form of ARTICLES OF Amendment to the Articles of Incorporation to authorize 5,000,000 shares of preferred stock

Reasons for Name Change

You are being asked to vote to amend the Company’s Articles of Incorporation in order authorize 5,000,000 shares of preferred stock, par value $0.001 per share (the “Amendment”).

The Company does not have any authorized preferred stock. Our Board of Directors voted unanimously to implement the Amendment because the Board of Directors believes that authorizing shares of preferred stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future.

At this time, the Company does not plan to create a series of preferred stock. When the Company determines to create a series of preferred stock, the terms of the preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Company’s Board of Directors.

The Company is not expected to experience a material tax consequence as a result of the Amendment. Authorizing preferred stock may, however, subject the Company’s existing shareholders to future dilution of their ownership and voting power in the Company.

Potential Anti-Takeover Effect

The shares of common stock and preferred stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock or preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the number of authorized shares of common stock and to authorize preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

You are given the option on the proxy card of selecting for, against, or abstaining. For the reasons set forth above, our Board recommends that you vote yes.

Required Vote

We must receive written consents representing a majority of the outstanding shares of our common stock for approval of the Amendment. Unless marked to the contrary, proxies received will be voted “FOR” the Amendment.

Recommendation

Our Board of Directors recommends a vote “FOR” the amendment to the Company’s Articles of Incorporation in order to authorize 5,000,000 shares of preferred stock, par value $0.001 per share.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 3 – advisory vote to approve the compensation of the Company’s named executive officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the “Summary Compensation Table” set forth in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the Summary Compensation Table and the other related tables and disclosures.”

As part of our compensation philosophy and the structure of our compensation programs, in order to meet the objectives of our compensation programs, the Company seeks to design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay, stockholder interests and Company performance.

Vote Required

Approval of the resolution regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting. This vote is merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, nor will it create or imply any change in the fiduciary duties of the Board or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 4 –advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers

In accordance with the Dodd-Frank Act, we request that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote to approve the compensation of our named executive officers, similar to Proposal No. 3 above. By voting on this proposal, stockholders may indicate whether they would prefer that we provide for such a stockholder advisory vote at future stockholder meetings every year, every two years or every three years.

After careful consideration, the Board determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every three years is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an advisory vote on named executive officer compensation every three years will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement on a timely and consistent basis than if the vote were held less frequently. Additionally, a three-year advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

Our stockholders will have the opportunity to specify one of four choices for this proposal: (1) every year, (2) every two years, (3) every three years or (4) abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes on executive compensation. If none of the frequency options receives majority support, the option receiving the greatest number of votes cast will be considered the frequency recommended by our stockholders.

Vote Required

Approval of a specific frequency of future advisory votes regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting. This vote is merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, nor will it create or imply any change in the fiduciary duties of the Board or the Compensation Committee. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR A FREQUENCY OF “EVERY THREE YEARS” WITH RESPECT TO PROPOSAL NO. 4.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR “EVERY THREE YEARS” WITH RESPECT TO PROPOSAL NO. 4 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 5 – Ratification of Haynie & Company as the Company’s independent registered public accounting firm for the FISCAL year ending DECEMBER 31, 2018

The Audit Committee appointed Haynie & Company (“Haynie”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Stockholders are asked to ratify the appointment of Haynie at the Annual Meeting. Representatives of Haynie are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Accounting Fees and Services

Fees for professional services provided by our current independent auditors for each of the last two fiscal years, in each of the following categories, are as follows:

	2017	2016
Audit fees	$97,000	$62,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$97,000	$62,000

Audit fees included fees associated with the annual audit and reviews of our annual and quarterly reports for 2017 and our annual report for 2016. In addition, these fees for 2017 included fees associated with our registration statement under the Securities Act of 1933, as amended, filed with the SEC. All audit fees incurred during 2017 were pre-approved by the audit committee. All audit fees incurred during 2016 were pre-approved by our Board of Directors.

Tax fees included fees associated with tax compliance and tax consultations. All tax fees incurred during 2017 were pre-approved by the audit committee. All tax fees incurred during 2016 were pre-approved by our Board of Directors.

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000. The audit committee has delegated to the audit committee chairman, Mr. Borkowski, authority to approve services, subject to ratification by the audit committee at its next committee meeting.

Vote Required

Approval of the ratification of the appointment of Haynie as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment of Haynie is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Conversely, if stockholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 5 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid or earned by each of the named executive officers in their respective capacities for the fiscal years ended December 31, 2017, 2016 and 2015. When setting total compensation for each of the named executive officers, the compensation committee reviewed tally sheets which show the executive’s current compensation, including equity and non-equity based compensation. We have omitted in this report certain columns otherwise required to be included because there was no compensation made with respect to such columns, as permitted by applicable SEC regulations.

				Option	All
Name and		Salary	Bonus	Awards	Other	Total
Principal Position	Year	($)	($)	($)	Compensation	($)

Dwight H. Egan	2017	$195,000	$15,000	$—	$—	$210,000
President & Chief Executive Officer (1)	2016	23,750	—	—	—	23,750
	2015	48,000	—	—	—	48,000

Reed L Benson	2017	$195,000	$10,000	$—	$—	$205,000
Chief Financial Officer and Secretary (2)	2016	—	—	—	—	—
	2015	—	—	—	—	—

Brent Satterfield	2017	$159,300	$—	$—	$—	$159,300
Chief Technology Officer (3)	2016	81,096	—	—	—	81,096
	2015	76,548	—	—	—	76,548

(1)	The amounts shown in the salary column for 2016 and 2015 reflect amounts paid by the Company to Reagents, LLC that were specifically designated as compensation for Mr. Egan.
(2)	Mr. Benson is a member of Legends Capital Group, LLC, which received consulting income from the Company in 2015 and 2016. However, Mr. Benson did not receive any of the funds received by Legends Capital Group from the Company.
(3)	Dr. Satterfield also received royalties from the Company in the amount of $2,500 in 2016 and $170,000 in 2017 pursuant to a technology license agreement that was amended in January 2017 to terminate the ongoing royalties and the payments in 2017 reduced the past accrued royalties.

Other Compensation

We do not have any non-qualified deferred compensation plan.

Outstanding Equity Awards at Fiscal Year-End

We do not have any outstanding equity awards at fiscal year end.

Employment Agreements; Potential Payments Upon Termination or Change of Control

The Company does not have any employment agreements with its officers. There is no compensation payable to the named executive officers upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control or in the event of disability or death of the executive.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of our executive officers served as a member of the compensation committee or as a director of any other company.

21

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2018 annual meeting of stockholders, and who wish to have those proposals included in Co-Diagnostics’ proxy statement for such meeting, must be certain that those proposals are received by the Corporate Secretary at 2401 S. Foothill Drive Suite D Salt Lake City, Utah 84109.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2017, as amended, accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2017 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to 2401 S. Foothill Drive Suite D Salt Lake City, Utah 84109. The Annual Report on Form 10-K, as amended, is not part of the proxy solicitation materials.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
December 6, 2018

22

Annex A

FORM OF ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

OF CO-DIAGNOSTICS, INC., AS AMENDED

Entity Number: ___________________

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: _____________________________________________________________

2. The date the following amendment(s) was adopted: _____________________________________________

3. If changing the corporation name, the new name of the corporation is:

4. The text of each amendment adopted (include attachment if additional space needed):

Article 3 of the Articles of Incorporation are amended to include

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 105,000,000 shares. 100,000,000 shares shall be Common Stock, each having a par value of $0.001. 5,000,000 shares shall be Preferred Stock, each having a par value of $0.001.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by law. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

____________________________________________________________________________________________

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

______ Adopted by Incorporators or Board of Directors – Shareholder action not required.

XX Adopted by Shareholders – Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) _____________ (MM-DD-YYYY not to exceed 90 days)

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By:	Dwight H. Egan
Title:	President and Chief Executive Officer
Date:	__________________________________________

State of Utah

DEPARTMENT OF COMMERCE

Division of Corporations & Commercial Code

Articles of Amendment to Articles of Incorporation (Profit)

A-1

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 10:00 am (ET) on December 27, 2018.

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE BY FAX

Mark, sign and date your proxy card and send it to 646-536-3179.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 27, 2018 at 10:00 a.m. Local Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Co-Diagnostics, Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 5, AND "THREE YEARS" FOR PROPOSAL 4.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:

01 Dwight H. Egan
02 Brent Satterfield
03 Edward J. Borkowski
04 Frank J. Kiesner
05 Ricard S. Serbin

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00